Heller Equipment Asset Receivables Trust 1997-1
================================================================================
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
       8/25/98

Restricting Events
------------------


A) Average Cumulative Net Loss Ratio
     (a)  The Average Cumulative Net Loss Ratio exceeds 1.0%
          (yes / no)                                                          no

            Initial ADCB                                                                                273,826,503.00
                                                                                   ADCB of
                                     ADCB of                                     Cumulative             Cumulative
                                   Cumulative              Cumulative         Defaulted Contracts        Net Loss
                                 Defaulted Contracts       Recoveries         net of Recoveries            Ratio
            2 months prior         1,097,554.12              353,201.37             744,352.75                   0.27%
            1 month prior          1,154,660.00              393,678.99             760,981.01                   0.28%
            Current                1,600,436.01              905,445.11             694,990.90                   0.25%
            Average                1,284,216.71              550,775.16             733,441.55                   0.27%

            Annualized maximum Cumulative Net Loss Ratio                                                         1.00%
            Average Cumulative Net Loss Ratio                                                                    0.27%


       Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.


B) A Servicer Event has occurred and is continuing (yes/no)                   no

C) An Event of Default has occurred and is continuing (yes/no)                no

     (a)  failure to pay on each Distribution Date the full amount
          of interest on any Note (yes/no)                                    no

     (b)  failure to pay the then outstanding principal amount of
          any Note, if any, on its                                            no
          related Maturity Date (yes/no)



Based on A, B and C, a Restricting Event has occurred and is continuing
(yes/no)                                                                      no

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer

Monthly Report - Limitations

          8/25/98

Obligor Event Trigger Determination


       The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / n/a)                       yes
       If the current period is less than 16 months after the closing date, one of the top five Obligors,
         as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / n/a)                                    no

       The Obligor Event has been cured (yes, if any of following is yes / no, if each of following
         is no / n/a if not applicable)                                                                                     n/a
         a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                                  n/a
         b)  a Recovery has been received with respect to the Defaulted Contract and no further Recoveries
             are expected                                                                                                   n/a
         c)  a Successor Servicer has been appointed                                                                        n/a


An Obligor Event has occurred and is continuing                                                                             n/a


10% Substitution Limit Calculation

       ADCB as of the Cut-off Date:                                                                                   273,826,503.00

       Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                         0.00
       Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                             0.00%
       Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts
         exceeds 10% (yes/no)                                                                                               no

5% Skipped Payment Limit Calculation
       The percent of contracts with Skipped Payment modifications                                                         0.18%
       The DCB exceeds 5% of the initial ADCB (yes/no)                                                                      no
       Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date                      n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)

                (i)          The ADCB of all End-User Contracts with Obligors that are governmental                        0.00%
                             entities or municipalities exceeds 1.13% of the ADCB of the Contract Pool                      no

                (ii)         The ADCB of all End-User Contracts which finance, lease or are related to                     1.56%
                             Software exceeds 3.88% of the ADCB of the Contract Pool                                        no

               (iii)         The ADCB of all End-User Contracts with Obligors who comprise the three                       4.08%
                             largest Obligors (measured by ADCB as of the date of determination) exceeds
                             5.09% of the ADCB of the Contract Pool                                                         no

                (iv)         The ADCB of all End-User Contracts with Obligors who comprise the 20 largest                 17.73%
                             Obligors (measured by ADCB as of the date of determination) exceeds 24.79%
                             of the ADCB of the Contract Pool                                                               no

                (v)          The ADCB of the End-User Contracts related to a single Vendor, or representing               16.21%
                             a Vendor Loan of such Vendor or affiliate thereof exceeds 23.01% of the ADCB
                             of the Contract Pool                                                                           no

                (vi)         The ADCB of all End-User Contracts with Obligors thereof located in a single                 11.70%
                             State of the United States exceeds 17.73% of the ADCB of the Contract Pool                     no


Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
       8/25/98

                                                                                          Collection       Reserve
                                                                                            Account          Fund
                                                                                         ------------    ------------
Beginning Account Balance                                                                        0.00    2,738,265.00
Investment Earnings                                                                         37,797.67       11,783.55

Collection Account

Scheduled Payments, net of Excluded Amounts and less Servicer Advances plus Payaheads    6,389,659.66
Add: Prepayment Amounts                                                                  1,363,274.53
Add: Recoveries                                                                            511,766.12
Add: Investment Earnings                                                                    37,797.67       11,783.55
Add: Late Charges                                                                            4,533.95
Add: Expired Lease Proceeds                                                                      0.00
Add: Servicer Advances                                                                   1,338,612.54



Available Amounts                                                                        9,645,644.47    2,750,048.55



Payments on Distribution Date

(A) ** Indenture Trustee Fees (first in funds allocation during a Restricting Event              0.00
            or an Event of Default)
  (A)  Unreimbursed Servicer Advances                                                            0.00

  (B)  Monthly Servicing Fee, due and accrued, including any amounts unpaid                 69,720.47

  (C)  Class A-1 Notes interest, due and accrued, including any amounts unpaid                   0.00

  (D)  Class A-2 Notes interest, due and accrued, including any amounts unpaid             810,025.04

  (E)  Class B Notes interest, due and accrued, including any amounts unpaid                35,312.96

  (F)  Class C Notes interest, due and accrued, including any amounts unpaid                24,193.91

  (G)  Class D Notes interest, due and accrued, including any amounts unpaid                29,372.74

  (H)  The Class A-1 Principal Payment Amount                                                    0.00

  (I)  The Class A-2 Principal Payment Amount                                            7,758,893.96

  (J)  The Class B Principal Payment Amount                                                332,524.02

  (K)  The Class C Principal Payment Amount                                                221,682.68

  (L)  The Class D Principal Payment Amount                                                363,918.69

  (M)  Amounts required to meet the Reserve Fund Amount                                          0.00            0.00

 (B)*  Monthly Servicing Fee, due and accrued, including any amounts unpaid                      0.00
       (applicable only if an Obligor Event has occurred and is continuing)


  (N)  Any excess to Certificateholders                                                          0.00

Distributions to Noteholders and Certificateholders                                      9,645,644.47       11,783.55

Ending balance of accounts                                                                       0.00    2,738,265.00


Heller Equipment Asset Receivables Trust 1997-1
----------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules
       8/25/98
       A Restricting Event has occurred and is continuing (yes\no)                                                    no

       Trustee Fees (only in the event of a Restricting Event or an Event of Default)                                      0.00


Unreimbursed Servicer Advances

  (i)  Current month Unreimbursed Servicer Advances                                                                        0.00
 (ii)  Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                                          0.00
 (iii) Total Unreimbursed Servicer Advances due    ( (i) + (ii) )                                                          0.00
 (iv)  Unreimbursed Servicer Advances distributed                                                                          0.00
       Unpaid Unreimbursed Servicer Advances (or arrearage)                                                                0.00




Servicing Fee Schedule

  (i)  Servicing Fee Percentage                                                                                            0.50%
 (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                                          167,329,116.89
 (iii) Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                        69,720.47
 (iv)  Servicing Fee accrued but not paid in prior periods                                                                 0.00
  (v)  Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )                            69,720.47
 (vi)  Monthly Servicing Fee distributed                                                                              69,720.47
       Servicing Fee accrued but not paid                                                                                  0.00

Class A-1 Interest Schedule

       Opening Class A-1 principal balance                                                                                 0.00
  (i)  Class A-1 Interest Rate                                                                                           5.7325%
 (ii)  Number of days in Accrual Period                                                                                       0
       Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                                             0.0000%
       Current Class A-1 interest due                                                                                      0.00
       Prior Class A-1 interest arrearage                                                                                  0.00
       Current Period Interest Shortfall                                                                                   0.00

       Class A-1 interest distribution                                                                                     0.00


Class A-2 Interest Schedule

       Opening Class A-2 principal balance                                                                       152,117,379.14
       Class A-2 Interest Rate                                                                                           6.3900%
       Class A-2 Interest Rate x 30/360                                                                                  0.5325%
       Current Class A-2 interest due                                                                                810,025.04
       Prior Class A-2 interest arrearage                                                                                  0.00
       Current Period Interest Shortfall                                                                                   0.00

       Class A-2 interest distribution                                                                               810,025.04


Class B Interest Schedule

       Opening Class B principal balance                                                                           6,519,316.18
       Class B Interest Rate                                                                                             6.5000%
       Class B Interest Rate x 30/360                                                                                    0.5417%
       Current Class B interest due                                                                                   35,312.96
       Prior Class B interest arrearage                                                                                    0.00
       Current Period Interest Shortfall                                                                                   0.00

       Class B interest distribution                                                                                  35,312.96


Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
       8/25/98
Class C Interest Schedule

       Opening Class C principal balance                                                                           4,346,210.79
       Class C Interest Rate                                                                                             6.6800%
       Class C Interest Rate x 30/360                                                                                    0.5567%
       Current Class C interest due                                                                                   24,193.91
       Prior Class C interest arrearage                                                                                    0.00
       Current Period Interest Shortfall                                                                                   0.00

       Class C interest distribution                                                                                  24,193.91


Class D Interest Schedule

       Opening Class D principal balance                                                                           4,619,565.69
       Class D  Interest Rate                                                                                            7.6300%
       Class D Interest Rate x 30/360                                                                                    0.6358%
       Current Class D interest due                                                                                   29,372.74
       Prior Class D interest arrearage                                                                                    0.00
       Current Period Interest Shortfall                                                                                   0.00

       Class D interest distribution                                                                                  29,372.74

Class A-1 Principal Schedule
       Class A-1 Maturity Date                                                                                         09/25/98
  (i)  Opening Class A-1 principal balance                                                                                 0.00
 (ii)  ADCB as of last day of second preceding Collection Period                                                 167,329,116.89
 (iii) ADCB as of last day of immediately preceding Collection Period                                            158,794,333.55
       Expected Class A-1 Payment ( (ii) - (iii) )                                                                 8,534,783.34
 (iv)  Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                                       0.00
       Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                                      0.00
       Class A-1 Principal Payment Amount distribution                                                                     0.00
                             Shortfall                                                                                     0.00

       Class A-1 Principal Balance after current distribution                                                              0.00



Class A-2 Principal Schedule

  (i)  Opening Class A-2 principal balance                                                                       152,117,379.14
 (ii)  Applicable Class A-2 Percentage                                                                                    90.91%
 (iii) ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                      158,794,333.55
 (iv)  Current month targeted Class A-2 principal balance ( (ii) * (iii) )                                       144,358,485.18
  (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                          7,758,893.96
 (vi)  Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                                  7,758,893.96

       Class A-2 Principal Payment Amount distributed                                                              7,758,893.96
                             Shortfall                                                                                     0.00

       Class A-2 principal balance after current distribution                                                    144,358,485.18


Class B Principal Schedule

  (i)  Opening Class B principal balance                                                                           6,519,316.18
 (ii)  Applicable Class B Percentage                                                                                       3.90%
 (iii) ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                      158,794,333.55
 (iv)  Current month targeted Class B principal balance ( (ii) * (iii) )                                           6,186,792.16
  (v)  (i) - (iv) (zero until Class A-1 has been retired)                                                            332,524.02
 (vi)  Class B Principal Payment Amount (lesser of (i) or (v) )                                                      332,524.02

       Class B Principal Payment Amount distributed                                                                  332,524.02
                             Shortfall                                                                                     0.00

       Class B principal balance after current distribution                                                        6,186,792.16



Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc. - Servicer
Monthly Report - Schedules Continued
       8/25/98

Class C Principal Schedule
(i)    Opening Class C principal balance                                                                          4,346,210.79
(ii)   Applicable Class C Percentage                                                                                      2.60%
(iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                     158,794,333.55
(iv)   Current month targeted Class C principal balances ( (ii) * (iii) )                                         4,124,528.11
(v)    (i) - (iv) (zero until Class A-1 has been retired)                                                           221,682.68
(vi)   Class C Principal Payment Amount (lesser of (i) or (v) )                                                     221,682.68

       Class C Principal Payment Amount distributed                                                                 221,682.68
                                Shortfall                                                                                 0.00

       Class C principal balance after current distribution                                                       4,124,528.11


Class D Principal Schedule

(i)    Opening Class D principal balance                                                                          4,619,565.69
(ii)   Applicable Class D Percentage                                                                                      2.60%
(iii)  ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                     158,794,333.55
(iv)   Current month targeted Class D principal balances ( (ii) * (iii) )                                         4,124,528.11
(v)    (i) - (iv) (zero until Class A-1 has been retired)                                                           495,037.58
(vi)   Class D Principal Payment Amount (lessor of (i) or (v) )                                                     495,037.58

       Class D Principal Payment Amount distributed                                                                 363,918.69
                                Shortfall                                                                           131,118.89

       Class D principal balance after current distribution                                                       4,255,647.00

Reserve Fund Schedule

       Prior month Reserve Fund balance                                                                           2,738,265.00
       Initial ADCB                                                                                             273,826,503.00
       Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                                        2,738,265.00
                                (ii) outstanding principal of the Notes)
       Current period draw on Reserve Fund                                                                                0.00
       Required deposit to Reserve Fund                                                                                   0.00
       Actual deposit to Reserve Fund                                                                                     0.00
       Interest Earned on Reserve Account                                                                            11,783.55
       Deposit to Certificateholder                                                                                  11,783.55
       Ending Reserve Fund balance                                                                                2,738,265.00

       Ending Reserve Fund balance as a percentage of ADCB                                                                1.72%

Servicing Fee Schedule

       Servicing Fee during an Obligor Event                                                                              0.00
       Servicing Fee paid                                                                                                 0.00

Heller Equipment Asset Receivables Trust 1997-1
================================================================================
Heller Financial Inc.- Servicer
Monthly Report - Note Factors
       8/25/98

                             CUSIP # 423327AA3
       Class A-1
       Class A-1 principal balance                                           0.00
       Initial Class A-1 principal balance                          62,980,096.00

       Note factor                                                    0.000000000



                             CUSIP # 423327AB1
       Class A-2
       Class A-2 principal balance                                 144,358,485.18
       Initial Class A-2 principal balance                         191,678,552.00

       Note factor                                                    0.753128003



                             CUSIP # 423327AC9
       Class B
       Class B principal balance                                     6,186,792.16
       Initial Class B principal balance                             8,214,795.00

       Note factor                                                    0.753128004



                             CUSIP # 423327AD7
       Class C
       Class C principal balance                                     4,124,528.11
       Initial Class C principal balance                             5,476,530.00

       Note factor                                                    0.753128004




       Class D
       Class D principal balance                                     4,255,647.00
       Initial Class D principal balance                             5,476,530.00

       Note factor                                                    0.777069969

Heller Equipment Asset Receivables Trust 1997-1
================================================================================
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
       8/25/98

ADCB as of the last day of the Collection Period                                                          158,794,333.55




Loss and Delinquency Data for Period

DCB of Defaulted Contracts as of the last day of the Collection Period                                        445,776.01
Number of Defaulted Contracts as of the last day of the Collection Period                                              2
Defaulted Contracts as a percentage of ADCB (annualized)                                                            3.37%

DCB of Adjusted Contracts as of the last day of the Collection Period                                               0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                               0

DCB of Prepaid Contracts as of the last day of the Collection Period                                        1,255,999.90
Number of Prepaid Contracts as of the last day of the Collection Period                                                9

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                  0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                  0

DCB of Warranty Contracts as of the last day of the Collection Period                                               0.00
Number of Warranty Contracts as of the last day of the Collection Period                                               0

DCB of repurchased Contracts as of the last day of the Collection Period                                            0.00
Number of repurchased Contracts as of the Collection Period                                                            0

DCB of Additional Contracts as of the last day of the Collection Period                                     2,068,713.71
Number of Additional Contracts as of the Collection Period                                                             3

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period              511,766.12



Delinquencies                                                        Dollars               Percent
                                                                  --------------           -------
       Current                                                    155,866,943.47            97.52%
       31-60 days past due                                          2,897,915.17             1.81%
       61-90 days past due                                            436,295.56             0.27%
       Over 90 days past due                                          634,189.41             0.40%
                                                                  --------------           -------
       Total                                                      159,835,343.61           100.00%

       31+ days past due                                            3,968,400.14             2.48%

  (i)  DCB of cumulative Defaulted Contracts  (cumulative gross losses to date)      1,600,436.01
 (ii)  Cumulative Recoveries realized on Defaulted Contracts                           905,445.11
       Cumulative net losses to date  ( (i) - (ii) )                                   694,990.90

       -----------------------------------------------------------------------------
                                   Static Information
       Initial ADCB                                                     273,826,503
       Discount Rate                                                         6.9239%
       Class A-1 Initial Principal Amount                                62,980,096
       Class A-1 Interest Rate                                               5.7325%
       Class A-2 Initial Principal Amount                               191,678,552
       Class A-2 Interest Rate                                               6.3900%
       Class B Initial Principal Amount                                   8,214,795
       Class B Interest Rate                                                 6.5000%
       Class C Initial Principal Amount                                   5,476,530
       Class C Interest Rate                                                 6.6800%
       Class D Initial Principal Amount                                   5,476,530
       Class D Interest Rate                                                 7.6300%
       Reserve Fund Initial Deposit                                       2,738,265
       Class A-1 Maturity Date                                             09/25/98
       Classes A-2, B, C, & D Maturity Date                                05/25/05
       Closing Date                                                        09/04/97
       -----------------------------------------------------------------------------